UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington‚ D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 26, 2005

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland
(State or other jurisdiction of incorporation)

0-21886
(SEC File Number)

52-0812977
(IRS Employer Identification No.)

4724 S.W. Macadam Avenue Portland, Oregon	97239
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(503) 220-0988

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item     2.02. Results of Operations and Financial Condition.

        On October 26, 2005, Barrett Business Services, Inc. (the "Company"), issued a press release announcing its financial results for the third quarter ended September 30, 2005, and limited financial guidance for the fourth quarter of 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Item     9.01. Financial Statements and Exhibits.

(c)         Exhibits: The following exhibit is furnished with this Form 8-K:

99.1 Press Release dated October 26, 2005.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.
Dated: October 26, 2005	By: /s/ Michael D. Mulholland Michael D. Mulholland Vice President - Finance